UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 2013

ENBRIDGE ENERGY MANAGEMENT, L.L.C.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-31383	61-1414604
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 LOUISIANA, SUITE 3300,

HOUSTON, TEXAS 77002

(Address of Principal Executive Offices) (Zip Code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2013, Enbridge Energy Management, L.L.C. (“Enbridge Management”) entered into an underwriting agreement, filed as Exhibit 1.1 hereto, with Enbridge Energy Partners, L.P., Enbridge Inc., and the underwriters named therein with respect to the issue and sale by Enbridge Management of 10,350,000 Listed Shares representing limited liability company interests in Enbridge Management (including the underwriters’ option to purchase up to 1,350,000 additional Listed Shares) (the “Shares”).

On February 27, 2013, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the “Securities Act”), Enbridge Management filed with the U.S. Securities and Exchange Commission a Prospectus Supplement to its registration statement on Form S-3, as amended (Registration No. 333-184298) relating to the offering of the Shares. Exhibits 1.1, 5.1, 5.2, 8.1, 23.1, 23.2 and 23.3 to this Current Report on Form 8-K relating to the offering of the Shares are hereby incorporated by reference into such Registration Statement.

Item 7.01. Regulation FD Disclosure.

Enbridge Management issued a press release on February 26, 2013, attached hereto as Exhibit 99.1, announcing that it priced the underwritten public offering described in Item 1.01 of this Current Report on Form 8-K for total gross proceeds (before underwriters’ discounts and commissions and offering expenses) of approximately $245.6 million. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this Item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENBRIDGE ENERGY MANAGEMENT, L.L.C. (Registrant)

Date: February 27, 2013	By:	/s/ Bruce A. Stevenson
Bruce A. Stevenson Corporate Secretary (Duly Authorized Officer)

Index of Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of February 25, 2013 among Enbridge Energy Management, L.L.C., Enbridge Energy Partners, L.P., Enbridge Inc., and the underwriters named therein.

5.1	Opinion of Fulbright & Jaworski L.L.P.

5.2	Opinion of McCarthy Tétrault LLP.

8.1	Opinion of Fulbright & Jaworski L.L.P. regarding tax matters.

23.1	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.2	Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 8.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

23.3	Consent of McCarthy Tétrault LLP (the consent of McCarthy Tétrault LLP to the use of their opinion filed as Exhibit 5.2 hereto is contained in such opinion).

99.1	Press release of Enbridge Energy Management, L.L.C. dated February 26, 2013 announcing the pricing of the underwritten public offering of its Listed Shares.

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